Exhibit (e)(7)

AMENDMENT TO DISTRIBUTION SERVICES AGREEMENT

AMENDMENT made as of April 27, 2024, to the Distribution Services Agreement (the “Agreement”) made as of November 13, 2019 between AB CAP FUND, INC., a Maryland corporation (the “Fund”), and ALLIANCEBERNSTEIN INVESTMENTS, INC., a Delaware corporation (the “Underwriter”). Capitalized terms not defined herein have the meaning set forth in the Agreement.

WITNESSETH

WHEREAS, the Fund and the Underwriter are parties to the Agreement;

WHEREAS, the Fund and the Underwriter wish to amend the Agreement in the manner set forth herein;

NOW, THEREFORE, the parties agree to amend the Agreement as follows:

1. Appendix A, Section A.1. of the Agreement is amended by deleting it in its entirety and replacing it with the following:

APPENDIX A

SECTION A.1.         Distribution Services Fees

AB Small Cap Growth Portfolio	•	0.30% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	1.00% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	0.50% of the aggregate average daily net assets of the Portfolio attributable to the Class R shares
	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class K shares

AB Emerging Markets Multi- Asset Portfolio	•	0.30% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	1.00% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	0.50% of the aggregate average daily net assets of the Portfolio attributable to the Class R shares
	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class K shares
	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class 1 shares

1

AB Select US Equity Portfolio	•	0.30% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	1.00% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	0.50% of the aggregate average daily net assets of the Portfolio attributable to the Class R shares
	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class K shares
	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class 1 shares

AB Select US Long/Short Portfolio	•	0.30% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	1.00% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	0.50% of the aggregate average daily net assets of the Portfolio attributable to the Class R shares
	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class K shares
	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class 1 shares

AB Concentrated Growth Fund	•	0.30% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	1.00% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	0.50% of the aggregate average daily net assets of the Portfolio attributable to the Class R shares
	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class K shares
	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class 1 shares

AB Global Core Equity Portfolio	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	1.00% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	0.50% of the aggregate average daily net assets of the Portfolio attributable to the Class R shares
	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class K shares
	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class 1 shares

2

AB Small Cap Value Portfolio	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	1.00% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	0.50% of the aggregate average daily net assets of the Portfolio attributable to the Class R shares
	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class K shares
	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class 1 shares

AB Concentrated International Growth Portfolio	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	1.00% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	0.50% of the aggregate average daily net assets of the Portfolio attributable to the Class R shares
	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class K shares
	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class 1 shares

AB International Low Volatility Equity Portfolio	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	1.00% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	0.50% of the aggregate average daily net assets of the Portfolio attributable to the Class R shares
	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class K shares
	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class 1 shares

AB Sustainable US Thematic Portfolio	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	1.00% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	0.50% of the aggregate average daily net assets of the Portfolio attributable to the Class R shares
	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class K shares
	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class 1 shares

3

AB All China Equity Portfolio	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	1.00% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	0.50% of the aggregate average daily net assets of the Portfolio attributable to the Class R shares
	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class K shares
	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class 1 shares

AB Mid Cap Value Portfolio	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	1.00% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	0.50% of the aggregate average daily net assets of the Portfolio attributable to the Class R shares
	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class K shares
	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class 1 shares

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IN WITNESS WHEREOF, the parties have executed this Amendment to the Agreement as of the date first set forth above.

AB CAP FUND, INC.

/s/ Linda Y. Kim
By: Linda Y. Kim
Title: Assistant Secretary

ALLIANCEBERNSTEIN INVESTMENTS, INC.

/s/ Stephen J. Laffey
By: Stephen J. Laffey
Title: Assistant Vice President

Accepted as of the date written above ALLIANCEBERNSTEIN L.P.

By: /s/ Nancy E. Hay
Name: Nancy E. Hay
Title: Assistant Secretary

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